EXHIBIT 16

Below is the schedule of computation for each performance quotation. The formula is a follows:

     P (1 + T)n = ERV

Where:
P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods

SMALL CAP SERIES.
For  the  year  ended  December  31, 1996:      For the year ended December 31,
1995:

T = (1,100.60 / 1,000.00)1/1  - 1               T = (1,147.00 / 1,000.00)1/1  -1
T = 10.06%                                      T = 14.70%
Therefore,                                      Therefore,
1,000.00 (1 + 10.06%)1 = 1,100.60               1,000.00 (1 + 14.70%)1= 1,147.00
For  the  year  ended  December  31, 1994:      For the year ended December 31,
1993:

T = (1,080.06 / 1,000.00)1/1  - 1               T = (1,146.36 / 1,000.00)1/1 - 1
T = 8.01%                                       T = 14.64%
Therefore,                                      Therefore,
1,000.00 (1 + 8.01%)1 = 1,080.06                1,000.00 (1 + 14.64%)1 =1,146.36

For  the  period  April  30,  1992 -            For the year ended December 31,
December 31, 1992:                              1988:


T = (1,161.99 / 1,000.00)1/1  - 1               T = (1,003.36 / 1,000.00)1/1 - 1
T = 16.2%                                       T = 0.33%
Therefore,                                      Therefore,
1,000.00 (1 + 16.2%)1 = 1,161.99                1,000.00 (1 + 0.33%)1 = 1,003.36

For  the  year  ended  December 31, 1987:       For the period January 6, 1986 -
                                                December 31, 1986:

T = (1,108.91 / 1,000.00)1/1  - 1               T = (808.00 / 1,000.00)1/1 - 1
T = 10.89%                                      T = (19.2)%
Therefore,                                      Therefore,
1,000.00 (1 + 10.89%)1 = 1,108.91               1,000.00 (1 - 19.2%)1 = 808.00

TECHNOLOGY SERIES.

For the year ended December 31, 1996

T = (1,209.00 / 1,000.00)1/1  - 1
T = 20.90%
Therefore,
1,000.00 (1 + 20.90%)1  - 1 = 1,209.00

For  the  year  ended  December  31, 1995       For the period August 29, 1994 -
                                                December 31, 1994:

T = (1,402.50 / 1,000.00)1/1  - 1               T = (1,135.00 / 1,000.00)1/1  -1
T = 40.25%                                      T = 13.5%
Therefore,                                      Therefore,
1,000.00 (1 + 40.25%)1  - 1 = 1,402.50          1,000.00 (1 + 13.5%)1 = 1,135.00

For  the  year  ended  December  31, 1991:      For the year ended December 31,
                                                1990:

T = (1,361.00 / 1,000.00)1/1  - 1               T = (911.32 / 1,000.00)1/1 - 1
T = 36.1%                                       T = (8.9)%
Therefore,                                      Therefore,
1,000.00  (1  +  36.1%)1  = 1,361.00            1,000.00 (1 - 8.9%)1 = 911.32

For the year ended  December  31,  1989:        For the period November 4, 1998-
                                                December 31, 1988:

T = (991.00 / 1,000.00)1/1  - 1                 T = (1,028.51 / 1,000.00)1/1 - 1
T = (.9)%                                       T = 2.85%
Therefore,                                      Therefore,
1,000.00 (1 - .9%)1 = 991.00                    1,000.00 (1 + 2.85%)1 = 1,028.51


INTERNATIONAL SERIES.
For  the  year  ended  December 31, 1996:       For the year ended December 31,
                                                1995:

T = (1,223.50 / 1,000)1/1  - 1                  T = (1,041.40 / 1,000)1/1  - 1
T = 22.35%                                      T = 4.14%
Therefore,                                      Therefore,
1,000.00(1 + 22.35%)1 = 1,223.50                1,000.00(1 + 4.14%)1 = 1,041.40

For  the  year  ended  December  31, 1994:      For the year ended December 31,
                                                1993:

T = (855.23 / 1,000)1/1  - 1                    T = (1,260.19 / 1,000.00)1/1 - 1
T = (14.48)%                                    T = 26.0%
Therefore,                                      Therefore,
1,000.00 (1 - 14.48%)1 = 855.23                 1,000.00 (1 + 26.0%)1 = 1,260.19

For the period August 27, 1992 -
December 31, 1992:

T = (1,060.12 / 1,000.00)1/1  - 1
T = 6.01%
Therefore,
1,000.00 (1 + 6.01%)1 = 1,060.12

LIFE SCIENCES SERIES.
For  the  period  January 1, 1995 -             For the year ended December 31,
September 21, 1995:                             1994:

T = (1,410.70 / 1,000.00)1/1                    T = (1,102.97 / 1,000.00)1/1 - 1
T = 41.07%                                      T = 10.30%
Therefore,                                      Therefore,
1,000.00 (1 + 41.07%)1 = 1,410.70               1,000.00 (1 + 10.30%)1= 1,120.97

For  the  year  ended  December 31, 1993:       For the period October 7, 1992 -
                                                December 31, 1992:

T = (1,031.56 / 1,000.00)1/1 - 1                T = (1,019.47 / 1,000.00)1/1 - 1
T = 3.16%                                       T = 1.95%
Therefore,                                      Therefore,
1,000.00 (1 + 3.16%)1 = 1,031.56                1,000.00 (1 + 1.95%)1 = 1,019.47

Performance for the Energy Series, Financial Services Series, and the Global Fixed income Series is not included since the series have not commenced investment activities.



NEW YORK TAX EXEMPT SERIES.

For the year ended December 31, 1996:

T = (1,033.20 / 1,000.00)1/1 - 1
T = 3.32%
Therefore,
1,000.00 (1 + 3.32%) 1 = 1,033.20


For  the period January 17, 1994 -             For the period ended December 31,
December 31, 1994:                             1995:

T = (931.84 / 1,000.00)1/1 - 1                  T = (1,167.81 / 1,000.00)1/1 - 1
T = (6.82)%                                     T = 16.78%
Therefore,                                      Therefore,
1,000.00 (1 - 6.82%)1 = 931.84                  1,000.00 (1 + 16.78%)1= 1,167.81


OHIO TAX EXEMPT SERIES.
For the year ended December 31, 1996:

T = (1,031.60 / 1,000.00)1/1 - 1
T = 3.16%
Therefore,
1,000.00 (1 + 3.16%) 1 = 1,031.60

For the period February 14, 1994 -             For the period ended December 31,
December 31, 1994:                             1995:

T = (937.72 / 1,000.00)1/1 - 1                  T = (1,171.40 / 1,000.00)1/1 - 1
T = (6.23)%                                     T = 17.14%
Therefore,                                      Therefore,
1,000.00 (1 - 6.23%)1 = 937.72                  1,000.00 (1 + 17.14%)1= 1,171.40



DIVERSIFIED TAX EXEMPT SERIES.
For the period ended December 31, 1996:

T = (1,033.30 / 1,000.00)1/1 - 1
T = 3.33%
Therefore,
1,000.00 (1 + 3.33%) 1 = 1,033.30

For the period February 14, 1994 -             For the period ended December
December 31, 1994:                             31, 1995:

T = (946.14 / 1,000.00)1/1 - 1                  T = (1,162.90 / 1,000.00)1/1 - 1
T = (5.39)%                                     T = 16.29%
Therefore,                                      Therefore,
1,000.00 (1 - 5.39%)1 = 946.14                  1,000.00 (1 + 16.29%)1 =1,162.90

WORLD OPPORTUNITIES SERIES.
For the period September 6, 1996  - December 31, 1996:

T = (1,048.20 / 1,000.00)1/1 - 1
T = 4.82%
Therefore,
1,000.00 (1 + 4.82%)1 = 1,048.20